Exhibit 99.3

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Meadowbrook Insurance Group, Inc. (the “Company”) on Form 10-K for the period ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report), I, Karen M. Spaun, Senior Vice President and Acting Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

     (1)  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By: /s/ Karen M. Spaun

Karen M. Spaun
Senior Vice President and Acting Chief Financial Officer
March 31, 2003

A signed original of this written statement required by Section 906 has been provided to Meadowbrook Insurance Group, Inc. and will be retained by Meadowbrook Insurance Group, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.